                                  The Hartford
                              Organizational List

                                                                        *THE HARTFORD
                                                                      FINANCIAL SERVICES
                                                                         GROUP, INC.
                                                                           DELAWARE
                                                                               !
                                                                               !
                 --------------------------------------------------------------!---------------------------
                 !                   !             !                 !         !             !            !
                 !                   !             !                 !         !             !            !
             *HERITAGE        HARTFORD FIRE     TRUMBULL        PROPERTY AND   !          NEW OCEAN      *HARTFORD
           HOLDINGS, INC.       INSURANCE       INSURANCE         CASUALTY     !          INSURANCE    HOLDINGS, INC.
            CONNECTICUT          COMPANY        COMPANY          INSURANCE     !          CO., LTD.      DELAWARE (1)
                 !             CONNECTICUT     CONNECTICUT       COMPANY OF    !           BERMUDA          !
          -------!-------                      !         !        HARTFORD     !--------                    !
          !             !                      !         !         INDIANA     !       !            ----------------
          !             !                      !         !        !            !       !            !              !
          !             !                      !         ! 99%    ! 1%                 !            !              !
          !             !                      !         !        !            !   SENTINEL         !              !
      HERITAGE     FIRST STATE                 !        FIRST STATE            !  INSURANCE     *HARTFORD        NUTMEG
     REINSURANCE    INSURANCE                  !         MANAGEMENT            ! COMPANY, LTD.  LIFE, INC.     INSURANCE
    COMPANY, LTD.    COMPANY                   !      GROUP INSURANCE          !  CONNECTICUT   DELAWARE        COMPANY
       BERMUDA     CONNECTICUT                 !        SERVICES OF            !                              CONNECTICUT
                        !                      !     MASSACHUSETTS, LLC        !                               !       !
                        !                      !       MASSACHUSETTS#          !                               !       !
                        !                      !                               !                               !  CATALYST360,
                        !                      !                    -----------!                               !      LLC
            ------------!----------            !                    !          !                               !  DELAWARE (15)
            !                     !            !                    !          !-----------                    !
            !                     !            !                 HARTFORD      !          !                    !
      NEW ENGLAND            NEW ENGLAND       !                STRATEGIC      !          !                    !
       INSURANCE             REINSURANCE       !               INVESTMENTS,    !       PACIFIC                 !
        COMPANY              CORPORATION       !                   LLC         !      INSURANCE                !
      CONNECTICUT            CONNECTICUT       !               DELAWARE (11)   !       COMPANY                 !
                                               !                               !       LIMITED                 !
        ---------------------------------------!                               !     CONNECTICUT               !
        !                    !                 !                    -----------!                               !
        !                    !                 !                    !          !      ---------------------------------------
    HARTFORD              HORIZON          HARTFORD                 !          !      !        !      !     !       !       !
   SPECIALTY             MANAGEMENT       TECHNOLOGY            HARTFORD       !      !        !      !     !       !       !
   INSURANCE             GROUP, LLC        SERVICES             INSURANCE      !   *HARTFORD   !     PPL    !   *HART RE    !
   SERVICES               DELAWARE#      COMPANY, LLC            COMPANY       !  MANAGEMENT,  !  HOLDINGS, ! GROUP, L.L.C. !
 OF TEXAS, LLC               !             DELAWARE#             OF THE        !     LTD.      !     LLC    ! CONNECTICUT#  !
    TEXAS#                   !                                  SOUTHEAST      !   BERMUDA     !  DELAWARE# !      !        !
                             !                                 CONNECTICUT     !      !        !            !      !    HLA LLC
                         DOWNLANDS                                             !      !        !            !      !  CONNECTICUT
                         LIABILITY                                             !   HARTFORD    !            !      !
    (10)                MANAGEMENT,                                 -----------!  INSURANCE,   !            !      !
                            LTD.                                    !          !     LTD.      !            !   ---------------
                            U.K.                                    !          !   BERMUDA     !            !   !             !
                                                                 HARTFORD      !               !            !   !             !
                                                                 INSURANCE     !               !            !    FENCOURT     !
                                                                  COMPANY      !       --------!            !   REINSURANCE   !
                                                                  OF THE       !       !       !            !  COMPANY, LTD.  !
                                                                  MIDWEST      !       !       !            !     BERMUDA     !
                                                                  INDIANA      !  BMG CAPITAL  !            !                 !
                                                                               !    ADVISORS   !            !              HARTRE
                                                                               !  GROUP, LLC   !            !           COMPANY, LLC
                                                                    -----------! CONNECTICUT#  !            !           CONNECTICUT#
                                                                    !          !               !            !
                                                                    !          !               !            !
                                                                TRUMBULL       !               !            !
                                                            FINANCE, L.L.C.    !               !          ----------------------
                                                             CONNECTICUT#      !               !          !                    !
                                                                               !               !          !                    !
                                                                               !               !   TRUMBULL FLOOD         HARTFORD
                                                                    -----------!               ! MANAGEMENT, L.L.C.,      RESIDUAL
                                                                    !                          !   CONNECTICUT#       MARKET, L.L.C.
                                                                    !                          !                       CONNECTICUT#
                                                                HARTFORD                       !
                                                               INVESTMENT                 TRUMBULL
                                                               MANAGEMENT               SERVICES, LLC
                                                                COMPANY                 CONNECTICUT#
                                                                DELAWARE                       !
                                                                    !                          !
                                                                    !              ---------------------------------------
                                                                HARTFORD           !           50%  !               50%  !
                                                               INVESTMENT          !                !                    !
                                                             MANAGEMENT K.K.       !                !                    !
                                                                  JAPAN        TRUMBULL            CCS                UNITED
                                                                               RECOVERY        COMMERCIAL,           PREMIUM
                                                                               SERVICES,         L.L.C.              CAPITAL,
                                                                                 INC.           DELAWARE#             L.L.C.
                                                                               FLORIDA                             CONNECTICUT#

Key:

# LIMITED LIABILITY COMPANY

+ PARTNERSHIPS

*HOLDING COMPANY

                                        OWNERSHIP IS 100% UNLESS OTHERWISE NOTED

                                                                        *THE HARTFORD
                                                                      FINANCIAL SERVICES
                                                                         GROUP, INC.
                                                                           DELAWARE
                                                                               !
                                                                               !
                                                                         HARTFORD FIRE
                                                                       INSURANCE COMPANY

                                                                          CONNECTICUT
                                                                               !
      -------------------------------------------------------------------------!-----------------------------------------------
      !               !          !           !           !                     !              !                !      !       !
      !               !          !           !           !                     !              !                !      !       !
  HARTFORD        HARTFORD       !       TWIN CITY       !                     !           HARTFORD        HARTFORD   !   HARTFORD
 INSURANCE     INTERNATIONAL     !    FIRE INSURANCE     !                     !         ACCIDENT AND    UNDERWRITERS !   CASUALTY
  COMPANY        MANAGEMENT      !        COMPANY        !                     !          INDEMNITY       INSURANCE   !   GENERAL
OF ILLINOIS       SERVICES       !        INDIANA        !                     !           COMPANY         COMPANY    ! AGENCY, INC.
 ILLINOIS     COMPANY, L.L.C.    !                       !                     !         CONNECTICUT     CONNECTICUT  !     TEXAS
                 DELAWARE#       !          -------------!----------           !              !                       !
                                 !          !            !         !           !      --------!           ------------!-----
                                 !          !            !         !           !      !       !           !                !
                                 !        ACCESS         !      HARTFORD       !      !       !      70%  !                !
                                 !  COVERAGECORP, INC.   !     INTEGRATED      !      !       !           !                !
                      33.340%    !    NORTH CAROLINA     ! TECHNOLOGIES, INC.  !      !       !     XDIMENSIONAL      HARTFORD FIRE
                                 !          !            !    CONNECTICUT      !      !       !  TECHNOLOGIES, INC.  GENERAL AGENCY,
                                 !          !            !                     !      !       !      CALIFORNIA           INC.
                                 !          !            !                     !      !       !                          TEXAS
                             *HNI, LLC      !            !                     !      !       !
                         CONNECTICUT (2)#   !            !----------           !      !       !
                                            !            !         !           !      !   HARTFORD                   HARTFORD
                                            !            !         !           !      !   CASUALTY               LLOYDS INSURANCE
                                         ACCESS          !      HARTFORD       !      !   INSURANCE      (12)        COMPANY
                                      COVERAGECORP       !     TECHNOLOGY      !      !    COMPANY                    TEXAS+
                                   TECHNOLOGIES, INC.    !      SERVICE        !      !    INDIANA
                                     NORTH CAROLINA      !      COMPANY        !      !
                                                         !    CONNECTICUT      !      !
                                                         !                     !      !
                                                         !                     !      !
                                            -------------!----------           !      !
                                            !            !         !           !      !
                                            !            !         !           !      !-------------------------------------
                                      PERSONAL LINES     ! 1ST AGCHOICE, INC.  !                               !           !
                                        INSURANCE        !    SOUTH DAKOTA     !                               !           !
                                       CENTER, INC.      !                     !--------------------------     !           !
                                       CONNECTICUT       !                     !           !             !     !           !
                                                         !                     !           !       37.5% !     !  62.5%    !
                                                         !                     !           !             !     !           !
                                            -------------!------------         !     HARCO PROPERTY    FOUR THIRTY    HARTFORD RE
                                            !            !           !         !     SERVICES, INC.    SEVEN LAND       COMPANY
                                            !            !           !         !      CONNECTICUT     COMPANY, INC.   CONNECTICUT
                                         NUTMEG          !      BUSINESS       !                        DELAWARE
                                        INSURANCE        !      MANAGEMENT     !
                                       AGENCY, INC.      !     GROUP, INC.     !
                                       CONNECTICUT       !     CONNECTICUT     !
                                                         !                     !
                                                         !                     !
                                            -------------!----------           !
                                            !                      !           !
                                            !                      !           !
                                     HARTFORD LLOYDS          FIRST STATE      !
                                       CORPORATION            MANAGEMENT       !
                                         TEXAS (3)            GROUP, INC.      !
                                                               DELAWARE        !
                                                                               !
                                                                               !
                                                                               !
                                   --------------------------------------------!------------------------------------
                                   !                !                             !               !                !
                                   !                !                             !               !                !
                               SPECIALTY       CLAIMPLACE,                     ERSATZ         HRA, INC.        HARTFORD
                             RISK SERVICES,        INC.                     CORPORATION      CONNECTICUT       SPECIALTY
                                  LLC           DELAWARE                      DELAWARE            !             COMPANY
                               DELAWARE                                                           !            DELAWARE
                                                                                                  !
                                                                                                  !
                                                                                           HRA BROKERAGE        NONSTOCK
                                                                                           SERVICES, INC.
                                                                                            CONNECTICUT         HARTFORD
                                                                                                                EMPLOYEE
                                                                                                               CLUB, INC.
                                                                                                               CONNECTICUT

Key:

# LIMITED LIABILITY COMPANY

+ PARTNERSHIPS

*HOLDING COMPANY

                                        OWNERSHIP IS 100% UNLESS OTHERWISE NOTED

                                                               *THE HARTFORD
                                                             FINANCIAL SERVICES
                                                                 GROUP, INC.
                                                                  DELAWARE
                                                                      !
                                                                      !
                                                                 *HARTFORD
                                                               HOLDINGS, INC.
                                                                DELAWARE (1)
                                                                      !
                                                                      !
                                                              *HARTFORD LIFE,
                                                                    INC.
                                                                 DELAWARE
                                                                      !
                                                                      !
                                                                HARTFORD LIFE
                                                                AND ACCIDENT
                                                              INSURANCE COMPANY
                                                                 CONNECTICUT
                                                                      !
         -------------------------------------------------------------!-------------------------------------------------------
         !                    !                    !        !   (4)   !         !              !               !             !
         !                    !                    !        !         !         !              !               !             !
   *HARTFORD LIFE     WOODBURY FINANCIAL   M-CAP INSURANCE  !         !     AMERICAN     HARTFORD LIFE      NUTMEG    ISOP FINANCING
 INTERNATIONAL, LTD.    SERVICES, INC.       AGENCY, LLC    !         !  MATURITY LIFE     INSURANCE         LIFE         COMPANY
   CONNECTICUT            MINNESOTA           DELAWARE#     !         !    INSURANCE        COMPANY       INSURANCE       LIMITED
                                                            !         !     COMPANY       CONNECTICUT      COMPANY      PARTNERSHIP
                         (2)                                !         !   CONNECTICUT          !            IOWA       CONNECTICUT#
                                                            !         !                        !
                                                            !         !                        !
                                                            !   (6)   !         ---------------!------------------------------
                                                            !         !         !              !             !               !
                                                            !         !         !              !             !               !
       -----------------------------------------------------!         !     CHAMPLAIN      HARTFORD       HARFORD         HARTFORD
       !                  !               !                 !         !       LIFE        HEDGE FUND      LIFE AND     INTERNATIONAL
       !                  !               !                 !         !    REINSURANCE   COMPANY, LLC     ANNUITY          LIFE
   HARTFORD          PLANCO, LLC       PLANCO         HARTFORD LIFE   !      COMPANY     DELAWARE (5)#   INSURANCE      REASSURANCE
 ADMINISTRATIVE     DELAWARE (9)#     FINANCIAL          PRIVATE      !   VERMONT (13)                    COMPANY       CORPORATION
SERVICES COMPANY                    SERVICES, LLC    PLACEMENT, LLC   !                                 CONNECTICUT     CONNECTICUT
   MINNESOTA                        DELAWARE (9)#    DELAWARE (7)#    !                                      !
                                                            !         !     HARTFORD     HARTFORD CORE       !
                                                            !         !     CORE FUND      FUND, L.P.    HARTFORD
                                                      THE EVERGREEN   !     ID, L.P.     DELAWARE (5)#   LIFE, LTD
                                                   GROUP INCORPORATED !  DELAWARE (5)#                    BERMUDA
                                                        NEW YORK      !
                                                                      !
                                                                      !    HARTFORD ENHANCED          HARTFORD ADVANCED
                                                                      !     ABSOLUTE RETURN            ABSOLUTE RETURN
                                                                      !      FUND ID, L.P.                FUND, L.P.
                                                                      !      DELAWARE (5)#              DELAWARE (5)#
                                                                      !
                                                                      !
                                                                 *HARTFORD        HARTFORD EQUITY          HARTFORD EQUITY
                                                                 FINANCIAL          SPECIALISTS         SPECIALISTS FUND, L.P.
                                                               SERVICES, LLC       FUND ID, L.P.            DELAWARE (5)#
                                                                 DELAWARE#         DELAWARE (5)#
                                                                      !
                                                                      !
                                         -----------------------------!--------------------------------------------------
                                         !                  !                !                  !                       !
           *HARTFORD LIFE                !                  !                !                  !                       !
            ALLIANCE LLC          HL INVESTMENT         HARTFORD         HARTFORD           HARTFORD          HARTFORD-COMPREHENSIVE
            DELAWARE (8)#         ADVISORS, LLC       EQUITY SALES       ADVANTAGE         SECURITIES            EMPLOYEE BENEFIT
                                  CONNECTICUT#        COMPANY, INC.   INVESTMENT, LTD     DISTRIBUTION           SERVICE COMPANY
                                         !             CONNECTICUT        BERMUDA         COMPANY, INC.            CONNECTICUT
                                         !                                                 CONNECTICUT
                                         !
                                         !
           ------------------------------!--------------------
           !                       !                         !
           !                       !                         !
       HARTFORD                HARTFORD                  HARTFORD                                    NONSTOCK
 INVESTMENT FINANCIAL      INVESTOR SERVICES           INVESTMENTS
    SERVICES, LLC            COMPANY, LLC              CANADA CORP.                                THE HARTFORD
      DELAWARE#              CONNECTICUT#                 CANADA                                     CLUB OF
                                                                                                  SIMSBURY, INC.
                                                                                                   CONNECTICUT

Key:

# LIMITED LIABILITY COMPANY

+ PARTNERSHIPS

*HOLDING COMPANY

                                        OWNERSHIP IS 100% UNLESS OTHERWISE NOTED

                                                   HARTFORD LIFE
                                                 INSURANCE COMPANY
                                                    CONNECTICUT
                                                         !
                                                         !
                                                   HARTFORD LIFE
                                                    AND ANNUITY
                                                 INSURANCE COMPANY
                                                    CONNECTICUT


                         ALL THE SHARES OF THE NON-PUBLIC MUTUAL FUNDS ARE HELD IN VARYING
                        PERCENTAGES BY SEPARATE ACCOUNTS OF HARTFORD LIFE INSURANCE COMPANY
                                     AND CERTAIN QUALIFIED RETIREMENT PLANS


                           -----------------------------------------------
                           !                                             !
                           !                                             !
                    HARTFORD SERIES                                HARTFORD HLS
                   MUTUAL FUND, INC.                            SERIES FUND II, INC
                      MARYLAND##                                     MARYLAND##


    THE HARTFORD            THE HARTFORD         THE HARTFORD        THE HARTFORD             THE HARTFORD
MUTUAL FUNDS II, INC.    MUTUAL FUNDS, INC.      INCOME SHARES       U.S. CAPITAL            GLOBAL LEADERS
     MARYLAND#               MARYLAND#            FUND, INC.       APPRECIATION FUND              FUND
                                                  MARYLAND#            CANADA#                   CANADA#


    THE HARTFORD         THE HARTFORD         THE HARTFORD          THE HARTFORD       THE HARTFORD
   U.S. STOCK FUND      CANADIAN STOCK        ADVISORS FUND          BOND FUND         MONEY MARKET
       CANADA#               FUND                CANADA#              CANADA#              FUND
                           CANADA#                                                        CANADA#

KEY:

#  PUBLIC FUNDS

## NON-PUBLIC FUNDS

*HOLDING COMPANY

                                        OWNERSHIP IS 100% UNLESS OTHERWISE NOTED

                                                    *THE HARTFORD
                                                 FINANCIAL SERVICES
                                                     GROUP, INC.
                                                      DELAWARE
                                                          !
                                                          !
       -------------------------------------------------------------------------------------------------------
       !                  !               !                 !                                                !
       !                  !               !                 !                                                !
   *HERITAGE          NEW OCEAN       HARTFORD          TRUMBULL                                         *HARTFORD
 HOLDINGS, INC.       INSURANCE      INVESTMENT         INSURANCE                                      HOLDINGS, INC.
  CONNECTICUT         CO., LTD.      MANAGEMENT          COMPANY                                        DELAWARE (1)
       !               BERMUDA        COMPANY          CONNECTICUT                                           !
       !                              DELAWARE              !                                                !
   HERITAGE                               !                 !                              --------------------------------
  REINSURANCE                             !             HORIZON                            !                              !
 COMPANY, LTD.                        HARTFORD         MANAGEMENT                          !                              !
    BERMUDA                          INVESTMENT          GROUP,                       *HARTFORD                        NUTMEG
       !                           MANAGEMENT K.K.        LLC#                        LIFE, INC.                      INSURANCE
       !                                JAPAN               !                          DELAWARE                        COMPANY
*EXCESS INSURANCE                                           !                              !                         CONNECTICUT
 COMPANY LIMITED                                       DOWNLANDS                           !                              !
      U.K.                                             LIABILITY                --------------------                      !
                                                     MANAGEMENT LTD.            !                  !                  *HARTFORD
                                                          U.K.                  !                  !               MANAGEMENT, LTD.
                                                       DELAWARE           HARTFORD LIFE      HARTFORD LIFE             BERMUDA
                                                                          AND ACCIDENT      INSURANCE, K.K.               !
                                         ------------------------------ INSURANCE COMPANY        JAPAN                    !
                                         !                                CONNECTICUT                                  HARTFORD
                                         !                                      !                                   INSURANCE, LTD.
                                         !                                      !                                      BERMUDA
                                         !                               HARTFORD LIFE     50%
                          ---------------!---------------------------- INTERNATIONAL, LTD--
                          !              !           !                    CONNECTICUT     !
                          !              !           !                         !          !
                          !              !           !                         !          !
      --------------------!--------------!-----------!-------------------------!----------!------------------------------
      !                   !              !           !                         !          !                             !
      !                   !              !           !                         !          -----              -----------!
  *HARTFORD     THE HARTFORD INT'L       !     HARTFORD LIFE             THESIS, S.A.         !              !    HARTFORD LIFE
  FINANCIAL      ASSET MANAGEMENT        !        LIMITED                 ARGENTINA           !              !      INSURANCE
SERVICES, LLC    COMPANY LIMITED         !        IRELAND                               ICATU HARTFORD       !       COMPANY
  DELAWARE#          IRELAND             !                                               SEGUROS S.A.        !     CONNECTICUT
      !                                  !                                                  BRAZIL           !          !
      !                                  !                                                    !              !          !
   HARTFORD                              -----------------------------------------------------!---------------          !
   ADVANTAGE                                                                                  !                         !
INVESTMENT, LTD                                                                               !                   HARTFORD LIFE
   BERMUDA                                                                                    !                    AND ANNUITY
                                                                                              !                 INSURANCE COMPANY
------------------------------!----------------------------------------------------------------                    CONNECTICUT
!       !                     !                                                                                         !
!       !                     !                                                                                         !
!       !                     !                                                                                   HARTFORD LIFE,
!       !                     !                                                                                        LTD
!       !                     !                                                                                      BERMUDA
!       !                     !
!       ! 99.2%               !
!       !       --------------!--------------------------------------------------------------------------------------------------
!       !       !             !                !                    !                 !                  !          !           !
!       !       !             !          55%   !           99.99%   !         99.99%  !                  !          !           !
!      ITUMBIARA           IH CIA            SANTA           ICATU HARTFORD     ICATU HARTFORD     ICATU HARTFORD   !           !
!    PARTICIPACOES        SEGUROS E        CATARINA          ADMINISTRACAO      ADMINISTRACAO      FUNDO DE PENSAO  !           !
!        LTDA.           PREVIDENCIA       SEGUROS E       DE RECURSOS LTDA.  DE BENEFICIOS LTDA.     BRAZIL        !           !
!       BRAZIL           SEGUROS S/A    PREVIDENCIA S.A.        BRAZIL             BRAZIL                           !           !
!                        BRAZIL (14)        BRAZIL                                    !                             ! 16.670%   !
!                                                                                .01% !          -----------------------        !
!                                                                                     !          !                     !        !
!                                                                                     !          !                     !        !
!                                                                                     !        ICATU             BRAZILCAP      !
!                                                                                     !       HARTFORD       CAPITALIZACAO S.A. !
----------                                                                            !  CAPITALIZACAO S.A.        BRAZIL       !
         !                                                                            !       BRAZIL                            !
         !                                                                            !     !          !                   .01% !
         !                                                                            !     !          !                        !
    CANADA LIFE                                                                       !     !    99.9% !                        !
  FUNDO DE PENSAO                                                                     !     !          -----------------        !
      BRAZIL                                                                          !     !                          !        !
                         -------------------------------------------------------------!-----!                          !        !
                  99.9%  !                   !            24.488% !                   !     !                       ICATU HARTFORD
                         !                   !                    !                   !     !                     CONSULTORIA, LTDA.
                  ICATU HARTFORD          MOTRIN                CIAXA            VANGARDA COMPANHIA                    BRAZIL
                 SOCIEDAD ANONIMA    CAPITALIZACAO S.A.   CAPITALIZACAO S.A.         DE SEGUROS
                 DE CAPITALIZACION        BRAZIL               BRAZIL                  GERAIS
                Y AHORRO PARA FINS                                                     BRAZIL
                   DETERMINADOS
                    ARGENTINA

Key:

# LIMITED LIABILITY COMPANY

*HOLDING COMPANY

                                        OWNERSHIP IS 100% UNLESS OTHERWISE NOTED

                                   FOOTNOTES
                                   ---------

1.  SERVUS LIFE INSURANCE COMPANY

On March 2, 2006, Servus Life Insurance Company was sold to XL Life and Annuity Holding Company.

2.  HART LIFE INSURANCE COMPANY

On April 28, 2006, Hart Life Insurance Company was sold to ACE Group Holdings, Inc.

3.  HARTFORD LLOYDS CORPORATION

The company serves as Attorney-in-fact for Hartford Lloyds Insurance Company.

4.  HARTFORD LIFE GROUP INSURANCE COMPANY

Hartford Life Group Insurance Company was merged into its parent company Hartford Life and Accident Insurance Company on December 31, 2006.

5.  HARTFORD HEDGE FUND COMPANIES

Hartford Hedge Fund Company, LLC is the General Partner of Hartford Core Fund, L.P., Hartford Core Fund ID, L.P., Hartford Enhanced Absolute Return Fund, L.P., Hartford Enhanced Absolute Return Fund ID, L.P., Hartford Equity Specialists Fund, L.P., and Hartford Equity Specialists Fund ID, L.P.

6.  CHARLES STEDMAN & CO., INC.

On December 14, 2006, Charles Stedman & Co., Inc. was dissolved with the Florida Secretary of the State.

7.  ICMG N/K/A HARTFORD LIFE PRIVATE PLACEMENT, LLC

On December 1, 2004, International Corporate Marketing Group, LLC changed its name in the State of Delaware to Hartford Life Private Placement, LLC.

8.  HARTFORD LIFE ALLIANCE, LLC

On December 22, 2004, Hartford Life Alliance, LLC was formed in the State of Delaware as a holding company, holding shares owned in other companies as part of a joint venture with Protective Life Insurance Company.

9.  PLANCO, LLC AND PLANCO FINANCIAL SERVICES, LLC

On December 15, 2005, Planco, LLC and Planco Financial Services, LLC were formed in Delaware. Effective as of December 31, 2005, Planco Incorporated was merged with and into Planco, LLC, and Planco Financial Services, Inc. was merged with and into Planco Financial Services, LLC. Planco, LLC and Planco Financial Services, LLC are the survivors of the mergers. Hartford Life and Accident Insurance Company is the sole member of each company.

10.  HARTFORD OF FLORIDA, LLC

This entity was dissolved with the Florida Secretary of the State on November 6, 2006.

11.  HARTFORD STRATEGIC INVESTMENTS, LLC

Hartford Strategic Investments, LLC was organized with the Delaware Secretary of the State on October 31, 2006. The entity holds certain investment assets for HIMCO. The LLC is not an operating company and has no employees. It is a wholly-owned subsidiary of HFSG.

12.  THE OMNI COMPANIES

On November 30, 2006, Hartford Casualty Insurance Company sold the following four subsidiaries to Independent Insurance Investments, Inc.: Omni General Agency, Inc. (Texas), Omni Indemnity Company (Illinois), Omni Insurance Company (Illinois), and Omni Insurance Group, Inc. (Georgia).

                                FOOTNOTES PAGE 2
                                ----------------

13.  CHAMPLAIN LIFE REINSURANCE COMPANY

On September 5, 2006, Champlain Life Reinsurance Company was incorporated with the Vermont Secretary of the State. The Company will engage in the business of insuring and reinsuring various types of risk. It is a wholly-owned subsidiary of Hartford Life Insurance Company.

14.  CANADA LIFE PREVIDENCIA E SEGUROS S.A.

On November 29, 2005, Canada Life Previdencia e Seguros S.A., changed its name to IH CIA Seguros e Previdencia Seguros "em aprovacao".

15.  CATALYST360, LLC

On October 30, 2006, Catalyst360, LLC was formed in the State of Delaware. The Company was established to provide stand-alone call centers to service AARP products and services.

16.  ICATU HARTFORD SEGUROS S.A.

The remaining 50% ownership of Icatu Hartford Seguros S.A. is owned by non-affiliated third party companies Those companies are as follows: Icatu Assessoria, Ltda. (45.07%ON), Icatu Holding S/A (4.93% ON and 30,640%PN) and Icatu Global Finance Inc. (19,358%PN)